Exhibit 99.5

______________________________________________________________________________

WACHOVIA STUDENT LOAN TRUST 20[__]-[__]

ADMINISTRATION AGREEMENT

Dated as of [_______], 20[__]

Among

WACHOVIA EDUCATION LOAN FUNDING LLC,

as Depositor

WACHOVIA EDUCATION FINANCE INC.,

as Master Servicer

WACHOVIA STUDENT LOAN TRUST 20[__]-[__],

as Issuer

[___________________________________],

as Eligible Lender Trustee

WACHOVIA BANK, NATIONAL ASSOCIATION,

as Administrator and Paying Agent

and

[_____________________________________],

as Indenture Trustee

______________________________________________________________________________

TABLE OF CONTENTS

Dated as of [_______], 20[__]

ARTICLE I

Section 1.1

Definitions and Usage

2

ARTICLE II

Section 2.1

Duties of the Administrator with Respect to the Indenture

2

Section 2.1A

Duties of the Paying Agent with Respect to the Indenture

4

Section 2.2

Duties with Respect to the Issuer.

5

Section 2.3

Establishment of Trust Accounts.

6

Section 2.4

Collections

8

Section 2.5

Application of Collections.

9

Section 2.6

Additional Deposits.

9

Section 2.7

Distributions.

10

Section 2.8

Priority of Distributions

11

Section 2.9

Reserve Account

13

Section 2.10

Investment Earnings; Other Trust Accounts.

14

Section 2.11

Statements to Excess Distribution Certificateholder and Noteholders

15

Section 2.12

Non-Ministerial Matters

17

Section 2.13

Exceptions

17

Section 2.14

Compensation

17

Section 2.15

Master Servicer and Administrator Expenses

17

ARTICLE III

Section 3.1

Administrator’s Certificate; Master Servicer’s Report.

18

Section 3.2

Annual Statement as to Compliance; Notice of Default; Financial

Statements.

18

Section 3.3

Annual Independent Certified Public Accountants’ Report

20

ARTICLE IV

Section 4.1

Representations of Administrator

20

Section 4.2

Liability of Administrator; Indemnities

21

Section 4.3

Merger or Consolidation of, or Assumption of the Obligations of,

Administrator

23

Section 4.4

Limitation on Liability of Administrator and Others.

24

Section 4.5

Administrator May Own Certificates or Notes

25

Section 4.6

Wachovia Bank, National Association Not to Resign as Administrator

25

Section 4.7

Privacy and Security Provisions

25

ARTICLE V

Section 5.1

Administrator Default

26

Section 5.2

Appointment of Successor.

27

Section 5.3

Notification to Noteholders and Certificateholder

28

Section 5.4

Waiver of Past Defaults

28

ARTICLE VI

Section 6.1

Termination.

28

ARTICLE VII

Section 7.1

Protection of Interests in Trust.

29

ARTICLE VIII

Section 8.1

Independence of the Administrator

32

Section 8.2

No Joint Venture

32

Section 8.3

Other Activities of Administrator

32

Section 8.4

Powers of Attorney

32

Section 8.5

Amendment.

32

Section 8.6

Assignment

34

Section 8.7

Limitations on Rights of Others

34

Section 8.8

Assignment to Indenture Trustee

34

Section 8.9

Nonpetition Covenants.

34

Section 8.10

Limitation of Liability of Eligible Lender Trustee and Indenture Trustee.

35

Section 8.11

Governing Law

35

Section 8.12

Headings

35

Section 8.13

Counterparts

35

Section 8.14

Severability

35

Section 8.15

Excess Distribution Certificate

36

ADMINISTRATION AGREEMENT

ADMINISTRATION AGREEMENT (this “Agreement”), dated as of [_______], 20[__], among Wachovia Education Loan Funding LLC (the “Depositor”), Wachovia Student Loan Trust 20[__]-[__] (the “Issuer”), [___________________________________], not in its individual capacity but solely in its capacity as eligible lender trustee (in such capacity, the “Eligible Lender Trustee”), [_____________________________________], not in its individual capacity but solely in its capacity as indenture trustee (in such capacity, the “Indenture Trustee”), Wachovia Education Finance Inc., not in its individual capacity but solely in its capacity as master servicer (in such capacity, the “Master Servicer”), and Wachovia Bank, National Association, not in its individual capacity but solely in its capacities as administrator and paying agent (in such capacities, the “Administrator” and the “Paying Agent”).

RECITALS

WHEREAS, pursuant to an Indenture, dated as of [______], 20[__] (the “Indenture”), among the Issuer, the Indenture Trustee and the Eligible Lender Trustee, the Issuer (a) is issuing (i) seven classes of its Student Loan-Backed Notes (collectively, the “Notes”) pursuant to the Indenture, and (ii) one class of Excess Distribution Certificates (collectively, the “Excess Distribution Certificates”) pursuant to the Short-Form Trust Agreement, dated as of [______], 20[__], between the Depositor and the Eligible Lender Trustee, pursuant to which the Issuer was established, as amended and restated by the Amended and Restated Trust Agreement, dated as of [_______], 20[__] (the “Trust Agreement”), among the Depositor, the Eligible Lender Trustee and the Indenture Trustee, and (b) will not issue any other classes of certificates (the “Certificates”);

WHEREAS, the Issuer has entered into certain agreements in connection with the issuance of the Notes and the Excess Distribution Certificates, including, inter alia, the Trust Agreement, the Master Servicing Agreement, the Contribution Agreement and the Indenture;

WHEREAS, pursuant to certain Basic Documents, the Issuer and the Eligible Lender Trustee are required to perform certain duties in connection with (a) the Notes and the Collateral therefore pledged pursuant to the Indenture and (b) the Excess Distribution Certificates pursuant to the Trust Agreement;

WHEREAS, the Issuer and the Eligible Lender Trustee desire to have the Administrator and the Master Servicer perform certain of the duties of the Issuer and the Eligible Lender Trustee referred to in the preceding clause, and to provide such additional services consistent with this Agreement and the other Basic Documents as the Issuer and the Eligible Lender Trustee may from time to time request;

WHEREAS, the Administrator and the Master Servicer have the capacity to provide the services required hereby and are willing to perform such services for the Issuer and the Eligible Lender Trustee on the terms set forth herein;

WHEREAS, the Issuer and the Indenture Trustee desire to have the Paying Agent to perform certain duties of the Indenture Trustee provided under the Indenture as referred to hereunder;

WHEREAS, the Paying Agent has the capacity to provide the services required hereby and willing to perform such services for the Issuer and the Indenture Trustee on the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Depositor, the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Master Servicer, the Paying Agent and the Administrator, hereby agree as follows:

ARTICLE I

Section 1.1

Definitions and Usage.  Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A to the Indenture, which also contains rules as to usage that shall be applicable herein.

ARTICLE II

Section 2.1

Duties of the Administrator with Respect to the Indenture.  The Administrator agrees to consult with the Eligible Lender Trustee regarding the duties of the Issuer under the Indenture and the Depository Agreement.  The Administrator shall monitor the performance of the Issuer and shall advise the Eligible Lender Trustee when action is necessary to comply with the Issuer’s duties under the Indenture and the Depository Agreement.  The Administrator shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture and the Depository Agreement.  In furtherance of the foregoing, the Administrator shall take the actions with respect to the following matters that it is the duty of the Issuer or the Indenture Trustee to take pursuant to the Indenture:

(a)

preparing or obtaining the documents and instruments required for authentication of the Notes and delivering the same to the Indenture Trustee (Section 2.2 of the Indenture);

(b)

preparing, obtaining or filing the instruments, opinions and certificates and other documents required for the release of Collateral (Section 2.9 of the Indenture);

(c)

obtaining and preserving the Issuer’s qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Indenture Trust Estate (Section 3.4 of the Indenture);

(d)

preparing all supplements, amendments, financing statements, continuation statements, instruments of further assurance and other instruments, in accordance with Section 3.5 of the Indenture, necessary to protect the Indenture Trust Estate (Section 3.5 of the Indenture);

(e)

delivering the Opinion of Counsel on the Closing Date and the annual delivery of Opinions of Counsel, in accordance with Section 3.6 of the Indenture, as to the Indenture Trust Estate, and the annual delivery of the Officers’ Certificate of the Issuer and certain other statements, in accordance with Section 3.9 of the Indenture, as to compliance, with the Indenture (Sections 3.6 and 3.9 of the Indenture);

(f)

in the event of a Master Servicer Default, the taking of all reasonable steps available to enforce the Issuer’s rights under the Basic Documents in respect of such Master Servicer Default (Section 3.7(d) of the Indenture);

(g)

preparing and obtaining the documents and instruments required for the release of the Issuer from its obligations under the Indenture (Section 3.10 of the Indenture);

(h)

monitoring the Issuer’s obligations as to the satisfaction and discharge of the Indenture and preparing an Officers’ Certificate of the Issuer and obtaining of the Opinion of Counsel and the Independent Certificate relating thereto (Section 4.1 of the Indenture);

(i)

selling of the Indenture Trust Estate in a commercially reasonable manner if an Event of Default resulting in a non-rescindable, non-waivable acceleration of the Notes has occurred and is continuing (Section 5.4 of the Indenture);

(j)

preparing and, after execution by the Issuer, filing with the Commission, any applicable State agencies and the Indenture Trustee documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and any applicable State agencies (Section 7.3 of the Indenture);

(k)

opening of one or more accounts in the Issuer’s name, preparing Issuer Orders and Officers’ Certificates of the Issuer, obtaining the Opinions of Counsel and all other actions necessary with respect to investment and reinvestment of funds in the Trust Accounts (Sections 8.2 and 8.3 of the Indenture);

(l)

preparing an Issuer Request and Officers’ Certificate of the Issuer and obtaining an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Indenture Trust Estate (Sections 8.4 and 8.5 of the Indenture);

(m)

preparing Issuer Orders and obtaining Opinions of Counsel with respect to the execution of supplemental indentures (Sections 9.1, 9.2 and 9.3 of the Indenture);

(n)

preparing the documents and instruments required for the execution and authentication of new Notes conforming to any supplemental indenture and delivering of the same to the Eligible Lender Trustee and the Indenture Trustee, respectively (Section 9.6 of the Indenture);

(o)

preparing all Officers’ Certificates of the Issuer and obtaining any Independent Certificates and/or Opinions of Counsel with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 11.1(a) of the Indenture);

(p)

preparing and delivering of Officers’ Certificates of the Issuer and obtaining any Independent Certificates, if necessary, for the release of property from the lien of the Indenture (Section 11.1(b) of the Indenture);

(q)

preparing and delivering to Noteholders and the Indenture Trustee any agreements with respect to alternate payment and notice provisions (Section 11.6 of the Indenture);

(r)

preparing, executing and delivering on behalf of the Issuer, any Subsequent Bills of Sale and Subsequent Contribution Agreements required to be delivered under the terms of the Contribution Agreement with respect to any Substituted Loans;

(s)

recording the Indenture, if applicable (Section 11.15 of the Indenture);

(t)

calculating on each Distribution Date, as applicable, the Principal Distribution Amount and any applicable Specified Reserve Account Balance;

(u)

calculating on or before each Distribution Date, as applicable, any amounts to be deposited in, or withdrawn from, each Trust Account;

(v)

from time to time during the Consolidation Loan Add-On Period, assisting the Master Servicer or the relevant sub-servicer in the preparation and execution of any required documentation evidencing the transfer of any Add-On Consolidation Loans to the Trust and, to the extent not otherwise performed by the Master Servicer or the relevant sub-servicer, instructing the Indenture Trustee or the Paying Agent to withdraw funds from the Add-On Consolidation Loan Account to be used for the funding of the related Add-On Consolidation Loans; and

(w)

on the Business Day immediately following the end of the Consolidation Loan Add-On Period, instructing the Indenture Trustee or the Paying Agent to transfer all sums remaining on deposit in the Add-On Consolidation Loan Account to the Collection Account.

Section 2.1A

Duties of the Paying Agent with Respect to the Indenture.  The Paying Agent agrees to perform (i) certain duties regarding the distribution or transfer of funds as specified herein and in the Indenture, (ii) its duties as the Paying Agent with respect to the Notes in accordance with the provisions of the Indenture and (iii) any other duties as directed by the Administrator.

Section 2.2

Duties with Respect to the Issuer.

(a)

In addition to the duties of the Administrator set forth above and in the other Basic Documents, the Administrator shall perform such calculations, including calculating on each LIBOR Determination Date the applicable rate of interest for the applicable Accrual Period, and shall prepare for execution by the Issuer or the Eligible Lender Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates, opinions and notices as it shall be the duty of the Issuer, the Eligible Lender Trustee or the Administrator to prepare, file or deliver pursuant to the Basic Documents including any Subsequent Bills of Sale and Subsequent Contribution Agreements, and at the request of the Eligible Lender Trustee shall take all appropriate action that it is the duty of the Issuer to take pursuant to the Basic Documents.  Subject to Section 8.1 below, and in accordance with the directions of the Eligible Lender Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Eligible Lender Trustee and are reasonably within the capability of the Administrator.

(b)

The Administrator shall be responsible for performance of the duties of the Eligible Lender Trustee set forth in Section 5.4 of the Trust Agreement and the Administrator shall be entitled to hire an Independent accounting firm to perform the duties described therein, the reasonable fees and expenses of which shall be paid by the Depositor or the Excess Distribution Certificateholders, if the Depositor is no longer an Excess Distribution Certificateholder.

(c)

The Administrator shall perform the duties of the Administrator specified in Section 10.2 of the Trust Agreement required to be performed in connection with the resignation or removal of the Eligible Lender Trustee, and any other duties expressly required to be performed by the Administrator under the Trust Agreement and the other Basic Documents.

(d)

The Administrator shall be responsible for preparing and delivering, on behalf of the Issuer, (i) all notices required by any Clearing Agency or stock exchange upon which the Notes are then listed and (ii) any information required to effectuate the listing of the Notes on a stock exchange of international standing and, if applicable, the transfer of the listing of the Notes to an alternative stock exchange of international standing.

(e)

In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be, in the Administrator’s opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

Section 2.3

Establishment of Trust Accounts.

(a)

On the Closing Date and at such other times as specified herein, the Administrator shall establish the following Eligible Deposit Accounts as more fully described below:

(i)

a “Collection Account”;

(ii)

a “Reserve Account”;

(iii)

a “Capitalized Interest Account”; and

(iv)

an “Add-On Consolidation Loan Account.”

(b)

Funds on deposit in each account specified in Section 2.3(a) above (collectively, the “Trust Accounts”) shall be invested by the Indenture Trustee (or any custodian or designated agent with respect to any amounts on deposit in such accounts) in Eligible Investments (including Eligible Investments of the Indenture Trustee) pursuant to written instructions by the Administrator; provided, however, it is understood and agreed that the Indenture Trustee shall not be liable for the selection of, or any loss arising from such investment in, Eligible Investments.  All such Eligible Investments shall be held by (or by any custodian on behalf of) the Indenture Trustee for the benefit of the Issuer; provided that on the Business Day preceding each Distribution Date, all interest and other investment income (net of losses and investment expenses) on funds on deposit therein shall be deposited into the Collection Account and shall be deemed to constitute a portion of the Available Funds for such Distribution Date.  Other than as described in the following proviso or as otherwise permitted by the Rating Agencies, funds on deposit in the Trust Accounts shall only be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Business Day preceding the following Monthly Servicing Payment Date (to the extent necessary to pay the Master Servicing Fee payable on such date) or the following Distribution Date provided, that all funds on deposit in the Add-On Consolidation Loan Account shall be invested only in Eligible Investments that are demand deposits or are overnight investments.  Funds deposited in a Trust Account on a Business Day which immediately precedes a Monthly Servicing Payment Date or Distribution Date upon the maturity of any Eligible Investments are not required to be invested overnight.

(c)

The Depositor and the Issuer pledged to the Indenture Trustee all of their respective right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Estate.  Subject to the Administrator’s power to instruct the Indenture Trustee pursuant to Section 2.3(b) above and Section 2.3(e) below, the Trust Accounts shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders and the Issuer.  If, at any time, any Trust Account ceases to be an Eligible Deposit Account, the Indenture Trustee (or the Administrator on its behalf) agrees, by its acceptance hereto, that it shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Trust Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Trust Account.  In connection with the foregoing, the Administrator agrees that, in the event that any of the Trust Accounts are not accounts with the Indenture Trustee, the Administrator shall notify the Indenture Trustee in writing promptly upon any of such Trust Accounts ceasing to be an Eligible Deposit Account.

(d)

With respect to the Trust Account Property, the Indenture Trustee agrees, by its acceptance hereof, that:

(i)

any Trust Account Property that is held in deposit accounts shall be held solely in Eligible Deposit Accounts, subject to the last sentence of Section 2.3(c) and, subject to Section 2.3(b), each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee shall have sole signature authority with respect thereto;

(ii)

any Trust Account Property that constitutes Physical Property shall be Delivered to the Indenture Trustee in accordance with paragraph (a) of the definition of “Delivery” and shall be held, pending maturity or disposition, solely by the Indenture Trustee or a Securities intermediary (as such term is defined in Section 8-102(a)(14) of the UCC) acting solely for the Indenture Trustee;

(iii)

any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations shall be Delivered in accordance with paragraph (b) of the definition of “Delivery” and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continuous book-entry registration of such Trust Account Property as described in such paragraph; and

(iv)

any Trust Account Property that is an “uncertificated security” under Article 8 of the UCC and that is not governed by clause (iii) above shall be Delivered to the Indenture Trustee in accordance with paragraph (c) of the definition of “Delivery” and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee’s (or its nominee’s) ownership of such security.

Notwithstanding anything to the contrary set forth in this Section 2.3(d), the Indenture Trustee shall have no liability or obligation in respect of any failed Delivery, as contemplated herein, other than with respect to a Delivery which fails as a result of any action or inaction on behalf of the Indenture Trustee.

(e)

The Administrator shall have the power, revocable for cause or upon the occurrence and during the continuance of an Administrator Default by the Indenture Trustee or by the Eligible Lender Trustee with the consent of the Indenture Trustee, to instruct the Indenture Trustee or the Paying Agent to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Master Servicer, the sub-servicers, the Administrator or the Eligible Lender Trustee to carry out its respective duties hereunder or permitting the Indenture Trustee to carry out its duties under the Indenture.

(f)

On the Closing Date, the Administrator, for the benefit of the Noteholders and the Trust, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the “Collection Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust.  The Collection Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of [_____________________________________].  [On the Closing Date, the Administrator shall cause the Trust to deposit the Collection Account Initial Deposit into the Collection Account.]

(g)

On the Closing Date, the Administrator, for the benefit of the Noteholders and the Trust, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the “Reserve Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust.  The Reserve Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of [_____________________________________].  On the Closing Date, the Administrator shall cause the Trust to deposit the Reserve Account Initial Deposit into the Reserve Account.

(h)

On the Closing Date, the Administrator, for the benefit of the Noteholders and the Trust, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the “Capitalized Interest Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust.  The Capitalized Interest Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of [_____________________________________].  On the Closing Date, the Administrator shall cause the Trust to deposit the Capitalized Interest Account Initial Deposit into the Capitalized Interest Account.

(i)

On the Closing Date, the Administrator, for the benefit of the Noteholders and the Trust, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the “Add-On Consolidation Loan Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust.  The Add-On Consolidation Loan Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of [_____________________________________].  On the Closing Date, the Administrator shall cause the Trust to deposit the Add-On Consolidation Loan Account Initial Deposit into the Add-On Consolidation Loan Account.

Section 2.4

Collections.  The Master Servicer and each sub-servicer shall remit within two Business Days of receipt thereof (provided, however, that if the payment is not readily identifiable as a payment on a Trust Student Loan, within two Business Days of being so identified) to the Collection Account all payments by or on behalf of the Obligors with respect to the Trust Student Loans (other than Purchased Student Loans), and all Liquidation Proceeds, both as collected during the Collection Period, and the Eligible Lender Trustee shall remit within two Business Days of receipt thereof to the Collection Account any Interest Subsidy Payments and Special Allowance Payments received by it with respect to the Trust Student Loans during the Collection Period (provided, however, that if the payment is not readily identifiable as a payment on a Trust Student Loan, within two Business Days of being so identified).  Notwithstanding the foregoing, for so long as no Administrator Default shall have occurred and be continuing and the Administrator has a rating of at least [___] from [______], each of the Master Servicer, the sub-servicers and the Eligible Lender Trustee shall remit such collections within two Business Days of receipt thereof to the Administrator (provided, however, that if the payment is not readily identifiable as a payment on a Trust Student Loan, within two Business Days of being so identified), and the Administrator need not deposit such collections into the Collection Account until one Business Day immediately prior to the next following Monthly Servicing Payment Date.  In the event that the foregoing condition for ceasing daily remittances shall no longer be satisfied, then the Administrator shall deposit all collections held by it into the Collection Account within two Business Days of receipt thereof.

Section 2.5

Application of Collections.

(a)

With respect to each Trust Student Loan, all collections (including all Guarantee Payments) with respect thereto for each Collection Period shall be applied to interest and principal on such Trust Student Loan by the Master Servicer or the sub-servicer in accordance with its customary practice.

(b)

All Liquidation Proceeds shall be applied to the related Trust Student Loan.

Section 2.6

Additional Deposits.

(a)

The Master Servicer shall deposit or cause to be deposited in the Collection Account the aggregate purchase price with respect to Purchased Student Loans as determined pursuant to Section 3.5 of the Master Servicing Agreement and all other amounts to be paid by the Master Servicer under Section 3.5 of the Master Servicing Agreement on or before the third Business Day before the related Distribution Date, and the Depositor shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount with respect to Purchased Student Loans and all other amounts to be paid by the Depositor under Section 6 of the Contribution Agreement when such amounts are due.

(b)

Notwithstanding anything to the contrary set forth in Section 2.6(a) above, if daily deposits to the Collection Account are not required pursuant to Section 2.4 above, the Master Servicer and the Depositor shall pay the amounts referred to in Section 2.6(a) above that would otherwise be deposited into the Collection Account to the Administrator.  The Administrator shall not be required to deposit such amounts into the Collection Account until the Business Day preceding each Monthly Servicing Payment Date.

(c)

On the Business Day immediately following the end of the Consolidation Loan Add-On Period, the Administrator shall instruct the Indenture Trustee or the Paying Agent to, and the Indenture Trustee or the Paying Agent, as applicable, shall, transfer all amounts remaining on deposit in the Add-On Consolidation Loan Account into the Collection Account.

Section 2.7

Distributions.

(a)

On or before the second Business Day immediately preceding each Distribution Date, the Administrator shall calculate all amounts required to be deposited into the Collection Account from the Trust Accounts, as applicable, including the amount of all Investment Earnings to be transferred from the Trust Accounts to the Collection Account, and the amount to be distributed from the Collection Account as Available Funds and pursuant to paragraph (a)(2) of the definition of Available Funds on the related Distribution Date.  On the fifth Business Day preceding each Monthly Servicing Payment Date that is not a Distribution Date, as applicable, the Administrator shall calculate all amounts required to be deposited into the Collection Account from the Reserve Account and the amounts to be distributed therefrom on the related Monthly Servicing Payment Date.  In addition to and in furtherance of the foregoing, the Administrator shall:

(i)

calculate all amounts required to be deposited into the Collection Account from the Reserve Account and Capitalized Interest Account on or before the second Business Day preceding each Distribution Date;

(ii)

calculate in each case, if and to the extent applicable, the Class A Noteholders’ Distribution Amount, the Class B Noteholders’ Distribution Amount and the Specified Reserve Account Balance on or before the second Business Day immediately preceding such Distribution Date; and

(iii)

calculate the amount, if any, required to be transferred into the Collection Account from the Add-On Consolidation Loan Account on or before the Business Day immediately following the end of the Consolidation Loan Add-On Period.

(b)

The Administrator shall instruct the Indenture Trustee or the Paying Agent in writing no later than the second Business Day preceding each Monthly Servicing Payment Date that is not a Distribution Date (based on the information contained in the Administrator’s Officers’ Certificate and the related Master Servicer’s Report delivered pursuant to Section 3.1(a) and (b) below) to distribute to the Master Servicer, by 1:00 p.m. (New York time) on such Monthly Servicing Payment Date, from and to the extent of the Available Funds on deposit in the Collection Account the Master  Servicing Fee due with respect to the preceding calendar month, and the Indenture Trustee or the Paying Agent, as applicable, shall comply with such instructions.

(c)

The Administrator shall instruct the Indenture Trustee or the Paying Agent in writing no later than one Business Day preceding each Distribution Date (based on the information contained in the Administrator’s Certificate and the related Master Servicer’s Report delivered pursuant to Sections 3.1(a) and 3.1(c) below) to make the deposits and distributions set forth in Section 2.8 to the Persons or to the account specified below by 1:00 p.m. (New York time) on such Distribution Date (provided that funds are not required to be distributed pursuant to Section 5.4(b) of the Indenture).  These deposits and distributions will be made to the extent of the amount of Available Funds for that Distribution Date in the Collection Account including amounts transferred from the Reserve Account pursuant to Section 2.9 and, through the Distribution Date in [____] 20[__], amounts transferred from the Capitalized Interest Account pursuant to Section 2.10(b)(i) with respect to clauses 2.8(c) and 2.8(d) below.  The amount of Available Funds in the Collection Account for each Distribution Date will be distributed pursuant to the priority of distributions set forth under Section 2.8 below.  The Indenture Trustee or the Paying Agent, as applicable, shall comply with such instructions received by the Administrator.

The Administrator shall instruct the Indenture Trustee or the Paying Agent in writing no later than one Business Day preceding each Distribution Date to make the payments pursuant to paragraph (a)(2) of the definition of Available Funds.

Section 2.8

Priority of Distributions.  On each Distribution Date, the Administrator shall instruct the Indenture Trustee or the Paying Agent and the Indenture Trustee or the Paying Agent, as applicable, shall first reimburse itself for (in the case of the Indenture Trustee) or distribute to the Indenture Trustee (in the case of the Paying Agent) all amounts due under Section 6.7 of the Indenture and then shall make the following deposits and distributions in the amounts and in the order of priority set forth below:

(a)

to the Master Servicer, the Master Servicing Fee due on that Distribution Date;

(b)

to the Administrator, the Administration Fee due on that Distribution Date and all prior unpaid Administration Fees;

(c)

to the Class A Noteholders, the Class A Noteholders’ Interest Distribution Amount, pro rata, based on the amounts payable as Class A Noteholders’ Interest Distribution Amount;

(d)

to the Class B Noteholders, the Class B Noteholders’ Interest Distribution Amount, pro rata, based on the amounts payable as Class B Noteholders’ Interest Distribution Amount;

(e)

to Class A-1 Noteholders, until paid in full, the Class A Noteholders’ Principal Distribution Amount;

(f)

on each Distribution Date after the Class A-1 Notes have been paid in full, to Class A-2 Noteholders, until paid in full, any remaining Class A Noteholders’ Principal Distribution Amount;

(g)

on each Distribution Date after the Class A-2 Notes have been paid in full, to Class A-3 Noteholders, until paid in full, any remaining Class A Noteholders’ Principal Distribution Amount;

(h)

on each Distribution Date after the Class A-3 Notes have been paid in full, to Class A-4 Noteholders, until paid in full, any remaining Class A Noteholders’ Principal Distribution Amount;

(i)

on each Distribution Date after the Class A-4 Notes have been paid in full, to Class A-5 Noteholders, until paid in full, any remaining Class A Noteholders’ Principal Distribution Amount;

(j)

on each Distribution Date after the Class A-5 Notes have been paid in full, to Class A-6 Noteholders, until paid in full, any remaining Class A Noteholders’ Principal Distribution Amount;

(k)

on each Distribution Date on and after the Stepdown Date, and provided no Trigger Event is in effect on such Distribution Date, to the Class B Noteholders, until paid in full, the Class B Noteholders’ Principal Distribution Amount;

(l)

to the Reserve Account, the amount, if any, necessary to reinstate the balance of the Reserve Account to the Specified Reserve Account Balance; and

(m)

to the Excess Distribution Certificateholders (initially, the Depositor and Wachovia Holding), any remaining amounts after application of the preceding clauses.

Notwithstanding the foregoing:

(x)

If (i) on any Distribution Date following distributions under clauses 2.8(a) through (j) above to be made on such Distribution Date, the Outstanding Amount of the Class A Notes would be in excess of (A) the sum of (1) the outstanding principal balance of the Trust Student Loans, (2) any accrued but unpaid interest on the Trust Student Loans as of the last day of the related Collection Period, (3) the balance of the Capitalized Interest Account on the Distribution Date following those distributions required to be made under clauses 2.8(c) and (d) above, (4) the balance of the Add-On Consolidation Loan Account on such Distribution Date, and (5) the balance of the Reserve Account on such Distribution Date following those distributions required to be made under clauses 2.8(a) through (j) above, minus (B) the Specified Reserve Account Balance for that Distribution Date, or (ii) an Event of Default affecting the Class A Notes has occurred and is continuing, then, until the conditions described in (i) or (ii) no longer exist, amounts on deposit in the Collection Account and the Reserve Account shall be applied on such Distribution Date to the payment of the Class A Noteholders’ Distribution Amount before any amounts are applied to the payment of the Class B Noteholders’ Distribution Amount; and

(y)

In the event the Trust Student Loans are not sold pursuant to Section 6.1(a) hereof or Section 4.4 of the Indenture, the amount that would otherwise be paid to the Excess Distribution Certificateholders shall be applied on such Distribution Date to pay as an accelerated payment of principal on the Notes, first to the Class A Noteholders in the same order and priority as is set forth in clauses 2.8(e) through (j) until the Outstanding Amount of the Class A Notes is paid in full and reduced to zero, and then to the Class B Noteholders as set forth in clause 2.8(k) above; provided that the amount of such distribution shall not exceed the Outstanding Amount of the Class A Notes or the Class B Notes, as applicable, after giving effect to all other payments in respect of principal of Class A Notes and Class B Notes to be made on such Distribution Date.

Section 2.9

Reserve Account.  On the Closing Date, the Issuer shall deposit the Reserve Account Initial Deposit into the Reserve Account.

(a)

In the event that the Master Servicing Fee for any Monthly Servicing Payment Date or Distribution Date exceeds the amount distributed to the Master Servicer pursuant to Section 2.7(b) above and Section 2.8(a) above on such Monthly Servicing Payment Date or Distribution Date, the Administrator shall instruct the Indenture Trustee or the Paying Agent in writing to withdraw from the Reserve Account on such Monthly Servicing Payment Date or Distribution Date an amount equal to such excess, to the extent of funds available therein, and to distribute such amount to the Master Servicer.

(b)

In the event that the Available Funds are insufficient to make the payments described under Sections 2.8(a) through 2.8(d) above on any Distribution Date (after giving effect to required distributions and/or allocations from the Capitalized Interest Account), the Administrator shall instruct the Indenture Trustee or the Paying Agent in writing to withdraw from the Reserve Account on each Distribution Date an amount equal to such deficiency, to the extent of funds available therein after giving effect to clause (a) above, and to distribute such amounts in the same order and priority as is set forth in Sections 2.8(a) through 2.8(d) above.

(c)

In the event that the Class A Noteholders’ Principal Distribution Amount on the Note Final Maturity Date with respect to any class of Class A Notes exceeds the amount distributed to such Class A Noteholders pursuant to Sections 2.8(e), 2.8(f), 2.8(g), 2.8(h), 2.8(i) or 2.8(j) above on such date, the Administrator shall instruct the Indenture Trustee or the Paying Agent in writing to withdraw from the Reserve Account on such Note Final Maturity Date an amount equal to such excess, to the extent of funds available therein after giving effect to clauses (a) and (b) above, and to distribute such amount to the Class A Noteholders entitled thereto, in the same order and priority as is set forth in Sections 2.8(e) through 2.8(j) above.

(d)

In the event that the Class B Noteholders’ Principal Distribution Amount on the Class B Maturity Date exceeds the amount distributed to the Class B Noteholders pursuant to Section 2.8(k) on such date, the Administrator shall instruct the Indenture Trustee or the Paying Agent in writing to withdraw from the Reserve Account on the Class B Maturity Date an amount equal to such excess, to the extent of funds available therein after giving effect to clauses (a) through (c) above, and to distribute such amount to the Class B Noteholders entitled thereto.

(e)

After giving effect to clauses (a) through (d) above, if the amount on deposit in the Reserve Account on any Distribution Date (after giving effect to all deposits or withdrawals therefrom on such Distribution Date other than pursuant to this Section 2.9(e) is greater than the Specified Reserve Account Balance for such Distribution Date, the Administrator shall instruct the Indenture Trustee or the Paying Agent in writing to withdraw the amount on deposit in excess of the Specified Reserve Account Balance and deposit such amount into the Collection Account.

(f)

On the final Distribution Date upon termination of the Trust and following the payment in full of the Outstanding Amount of the Notes and of all other amounts owing or to be distributed hereunder or under the Indenture to Noteholders, the Master Servicer or the Administrator, as applicable.  Any amount remaining on deposit in the Reserve Account after such payments have been made shall be distributed to the Excess Distribution Certificateholders.  The Excess Distribution Certificateholders shall in no event be required to refund any amounts properly distributed pursuant to this Section 2.9(f).

Anything in this Section 2.9 to the contrary notwithstanding, if the market value of securities and cash in the Reserve Account is on any Distribution Date sufficient to pay the remaining principal amount of and interest accrued on the Notes, such amount will be so applied on such Distribution Date and the Administrator shall instruct the Eligible Lender Trustee and the Indenture Trustee or the Paying Agent to make such payments.

Section 2.10

Investment Earnings; Other Trust Accounts.

(a)

The Administrator will instruct the Indenture Trustee or the Paying Agent to (1) withdraw all Investment Earnings, if any, on deposit in each existing Trust Account on each Distribution Date; (2) deposit such amounts into the Collection Account and (3) include such amounts as Available Funds for that Distribution Date.

(b)

Capitalized Interest Account.  On the Closing Date, the Issuer shall deposit the Capitalized Interest Account Initial Deposit into the Capitalized Interest Account.

(i)

In the event that the Available Funds, less the Principal Distribution Amounts, are insufficient to make the payments described under Sections 2.8(c) and 2.8(d) on a Distribution Date (prior to any distributions and/or allocations from amounts on deposit in the Reserve Account), the Administrator shall instruct the Indenture Trustee or the Paying Agent in writing to withdraw from the Capitalized Interest Account an amount equal to such deficiencies, to the extent of funds available therein, and to distribute and/or allocate such amount first, pro rata based on the amounts of such shortfalls, to the Class A Noteholders until they have received the Class A Noteholders’ Interest Distribution Amount for that Distribution Date, and second, so long as the events described in clauses (i) and (ii) of paragraph (x) of Section 2.8 have not occurred, to the Class B Noteholders until they have received the Class B Noteholders’ Interest Distribution Amount for that Distribution Date.

(ii)

After giving effect to Section 2.10(a)(i) above on the Distribution Date in [____] 20[__], the Administrator shall instruct the Indenture Trustee or the Paying Agent in writing to withdraw all amounts remaining from the Capitalized Interest Account and include such funds with other Available Funds on that Distribution Date.

(c)

Collection Account.  [On the Closing Date, the Issuer shall deposit the Collection Account Initial Deposit into the Collection Account.  This amount will be included with other Available Funds on the first Distribution Date.]

(d)

[Reserved].

(e)

Add-On Consolidation Loan Account.

(i)

On the Closing Date, the Issuer shall deposit the Add-On Consolidation Loan Account Initial Deposit into the Add-On Consolidation Loan Account.

(ii)

From time to time during the Consolidation Loan Add-On Period, the Administrator will instruct the Indenture Trustee or the Paying Agent to withdraw funds from the Add-On Consolidation Loan Account to fund Add-On Consolidation Loans.

(iii)

The Administrator shall instruct the Indenture Trustee or the Paying Agent to transfer into the Collection Account any amounts remaining in the Add-On Consolidation Loan Account on the Business Day immediately following the end of the Consolidation Loan Add-On Period to be included as Available Funds for the initial Distribution Date related to such Collection Period.

Section 2.11

Statements to Excess Distribution Certificateholders and Noteholders.  On each Determination Date preceding a Distribution Date, the Administrator shall provide to the Indenture Trustee, the Paying Agent and the Eligible Lender Trustee (with a copy to the Rating Agencies) for the Indenture Trustee to forward on such succeeding Distribution Date to each Noteholder of record and for the Eligible Lender Trustee to forward on such succeeding Distribution Date to the Excess Distribution Certificateholders of record a statement, setting forth at least the following information as to the Notes and the Excess Distribution Certificates to the extent applicable:

(a)

the amount of such distribution allocable to principal of each class of the Notes;

(b)

the amount of the distribution allocable to interest on each class of the Notes;

(c)

the amount of the distribution allocable to the Excess Distribution Certificates, if any;

(d)

[Reserved];

(e)

the Pool Balance as of the close of business on the first day and the last day of the preceding Collection Period;

(f)

the aggregate outstanding principal balance of the Notes and the Note Pool Factor as of such Distribution Date, after giving effect to payments allocated to principal reported under clauses (a) and (c) above;

(g)

the Note Rate for the next period for each class of Notes;

(h)

the amount of the Master Servicing Fee on such Distribution Date and on the two preceding Monthly Servicing Payment Dates;

(i)

the amount of the Administration Fee paid to the Administrator on such Distribution Date;

(j)

[Reserved];

(k)

the amount of the aggregate Realized Losses, if any, for the related Collection Period and the balance of Trust Student Loans that are delinquent in each delinquency period as of the end of such Collection Period;

(l)

the amount of any Note Interest Shortfall, if any, in each case as applicable to each class of Notes, and the change in such amounts from the preceding statement;

(m)

the aggregate Purchase Amounts for Trust Student Loans, if any, that were reacquired by the Depositor or purchased by the Master Servicer, WEF or Wachovia Bank from the Issuer during such Collection Period;

(n)

the balance of the Reserve Account and the Capitalized Interest Account, if any, on such Distribution Date, after giving effect to changes therein on such Distribution Date;

(o)

the balance of Trust Student Loans that are delinquent in each delinquency period as of the end of that Collection Period;

(p)

[Reserved]; and

(q)

with respect to the Distribution Date immediately following the end of the Consolidation Loan Add-On Period, the aggregate initial principal balance of Add-On Consolidation Loans, plus accrued and unpaid interest, if any, added during the Consolidation Loan Add-On Period, and any remaining amounts transferred from the Add-On Consolidation Loan Account to the Collection Account.

Each amount set forth pursuant to clauses (a), (b), (c), (f), (h), (i) and (l) above shall be expressed as a dollar amount per $1,000 of original principal balance of the applicable Note.  A copy of the statements referred to above may be obtained by any Excess Distribution Certificateholder or any Note Owner by a written request to the Eligible Lender Trustee or the Indenture Trustee, respectively, addressed to the respective Corporate Trust Office.

Section 2.12

Non-Ministerial Matters.  With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Eligible Lender Trustee of the proposed action and the Eligible Lender Trustee shall not have withheld consent or provided an alternative direction.  For the purpose of the preceding sentence, “non-ministerial matters” shall include the amendment of or any supplement to the Indenture;

(a)

the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Trust Student Loans);

(b)

the amendment, change or modification of the Basic Documents;

(c)

the appointment of successor Note Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of Successor Administrators or Successor Master Servicers, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture; and

(d)

the removal of the Indenture Trustee.

Section 2.13

Exceptions.  Notwithstanding anything to the contrary in this Agreement, except as expressly provided herein or in the other Basic Documents, the Administrator shall not be obligated to, and shall not, (a) make any payments to the Noteholders under the Basic Documents, (b) sell the Indenture Trust Estate pursuant to Section 5.4 of the Indenture, (c) take any other action that the Issuer directs the Administrator not to take on its behalf, (d) in connection with its duties hereunder assume any indemnification obligation of any other Person or (e) service the Trust Student Loans.

Section 2.14

Compensation.  As compensation for the performance of the Administrator’s obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator shall be entitled to $[______] for each Collection Period payable on the related Distribution Date (the “Administration Fees”) payable in arrears which shall be solely an obligation of the Issuer.

Section 2.15

Master Servicer and Administrator Expenses.  Each of the Master Servicer and the Administrator shall be severally required to pay all expenses incurred by it (or its agent acting on its behalf) in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the Master Servicer (or the sub-servicer acting on its behalf) or the Administrator, as the case may be, and expenses incurred in connection with distributions and reports to the Administrator or to the Excess Distribution Certificateholders and the Noteholders, as the case may be.

ARTICLE III

Section 3.1

Administrator’s Certificate; Master Servicer’s Report.

(a)

On or before the tenth day of each month (or, if any such day is not a Business Day, on the next succeeding Business Day), the Master Servicer shall deliver to the Administrator a Master Servicer’s Report with respect to the preceding month containing all information necessary for the Administrator to receive in connection with the preparation of the Administrator’s Officers’ Certificate covering such calendar month referred to in Section 3.1(b) below.  On or before the tenth day (or, if any such day is not a Business Day, on the next succeeding Business Day), preceding each Distribution Date the Master Servicer shall deliver to the Administrator a Master Servicer’s Report with respect to the preceding Collection Period containing all information necessary for the Administrator to receive in connection with the preparation of the Administrator’s Certificate covering such Collection Period referred to in Section 3.1(c) below.

(b)

On the second Business Day prior to each Monthly Servicing Payment Date that is not a Distribution Date, the Administrator shall deliver to the Eligible Lender Trustee, the Indenture Trustee and the Paying Agent, an Administrator’s Officers’ Certificate containing all information necessary to pay the Master Servicer the Master Servicing Fee due on such Monthly Servicing Payment Date pursuant to Section 2.7(b) above.

(c)

On each Determination Date prior to a Distribution Date, the Administrator shall deliver to the Eligible Lender Trustee, Indenture Trustee and the Paying Agent, with a copy to the Rating Agencies, an Administrator’s Certificate containing all information necessary to make the distributions pursuant to Sections 2.7 and 2.8 above, if applicable, for the Collection Period preceding the date of such Administrator’s Certificate.

(d)

Prior to each Determination Date, the Administrator shall determine the Note Rates that will be applicable to the Distribution Date following such Determination Date, in compliance with its obligation to prepare and deliver an Administrator’s Certificate on such Determination Date pursuant to this Section 3.1.  In connection therewith, the Administrator shall calculate [_____]-Month LIBOR or [_______]-Month LIBOR, as applicable, for the first Accrual Period and for each subsequent Accrual Period shall calculate, on each LIBOR Determination Date during such Accrual Period, [_______]-Month LIBOR.

(e)

The Administrator shall furnish to the Issuer from time to time such information regarding the Collateral as the Issuer shall reasonably request.

Section 3.2

Annual Statement as to Compliance; Notice of Default; Financial Statements.

(a)

Each of the Master Servicer and the Administrator shall deliver to the Eligible Lender Trustee and the Indenture Trustee not later than the earlier of April 30 or, if the Trust is subject to the periodic reporting requirements of the Securities and Exchange Act of 1934, as amended, the date that the Trust is required to file its Form 10-K for its most recently ended fiscal year, an Officer’s Certificate of the Master Servicer or the Administrator, as the case may be, dated as of December 31 of the preceding year, stating that (i) a review of the activities of the Master Servicer or the Administrator, as the case may be, during the preceding 12-month period (or, in the case of the first such certificate, during the period from the Closing Date to December 31, 20[__]) and of its performance under this Agreement has been made under such officers’ supervision and (ii) to the best of such officers’ knowledge, based on such review, the Master Servicer or the Administrator, as the case may be, has fulfilled its obligations in all material respects under this Agreement and, with respect to the Master Servicer, the Master Servicing Agreement throughout such year or, if there has been a material default in the fulfillment of any such obligation, specifying each such material default known to such officers and the nature and status thereof.  The Indenture Trustee shall send a copy of each such Officers’ Certificate and each report referred to in Section 3.1 to the Rating Agencies.  A copy of each such Officers’ Certificate and each report referred to in Section 3.1 may be obtained by any Excess Distribution Certificateholder, any Noteholder or any Note Owner by a request in writing to the Eligible Lender Trustee addressed to its Corporate Trust Office, together with evidence satisfactory to the Eligible Lender Trustee that such Person is one of the foregoing parties.  Upon the telephone request of the Eligible Lender Trustee, the Indenture Trustee will promptly furnish the Eligible Lender Trustee a list of Noteholders as of the date specified by the Eligible Lender Trustee.

(b)

The Master Servicer shall deliver to the Eligible Lender Trustee, the Indenture Trustee and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an Officers’ Certificate of the Master Servicer of any event which with the giving of notice or lapse of time, or both, would become a Master Servicer Default under Section 5.1 of the Master Servicing Agreement.

(c)

The Administrator shall deliver to the Eligible Lender Trustee, the Indenture Trustee and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an Officers’ Certificate of the Administrator of any event which with the giving of notice or lapse of time, or both, would become an Administrator Default or would cause the Administrator to fail to meet the requirement of clause (a) of Section 2.4 above.

(d)

At any time that the Administrator is not an Affiliate of the Depositor, the Administrator shall provide to the Eligible Lender Trustee, the Indenture Trustee and the Rating Agencies (i) as soon as possible and in no event more than 120 days after the end of each fiscal year of the Administrator, audited financials as at the end of and for such year and (ii) as soon as possible and in no event more than 30 days after the end of each quarterly accounting period of the Administrator unaudited financials as at the end of and for such period.

Section 3.3

Annual Independent Certified Public Accountants’ Report.  The Master Servicer and the Administrator shall cause a firm of independent certified public accountants, which may also render other services to the Master Servicer or the Administrator, as the case may be, to deliver to the Eligible Lender Trustee, the Indenture Trustee and the Rating Agencies not later than the earlier of April 30 or, if the Trust is subject to the periodic reporting requirements of the Securities and Exchange Act of 1934, as amended, the date that the Trust is required to file its Form 10-K for its most recently ended fiscal year, a report with respect to their assessment of compliance with the servicing criteria set forth in Section 229.1122 (Item 1122) (d) of the Securities and Exchange Commission’s Release No. 8518, Asset-Backed Securities (Regulation AB), during the preceding calendar year (or, in the case of the first such report, during the period from the Closing Date to December 31, 20[__]).  Such report will also indicate that the firm is independent of the Master Servicer and the Administrator, as the case may be, within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

ARTICLE IV

Section 4.1

Representations of Administrator.  Wachovia Bank, National Association, as Administrator, makes the following representations on which the Issuer is deemed to have relied in acquiring the Trust Student Loans.  The representations speak as of the execution and delivery of this Agreement and as of the Closing Date and shall survive the sale of the Trust Student Loans to the Eligible Lender Trustee on behalf of the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

(a)

Organization and Good Standing.  The Administrator is duly organized as a national banking association in good standing and validly existing under the laws of the United States of America, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

(b)

Power and Authority.  The Administrator has the fiduciary power and authority to execute and deliver this Agreement and to carry out its terms, and the execution, delivery and performance of this Agreement have been duly authorized by the Administrator by all necessary corporate action.

(c)

Binding Obligation.  This Agreement has been duly authorized, executed and delivered by the Administrator and, assuming that it is duly executed and delivered by parties hereto, constitutes a valid and binding agreement of the Administrator, enforceable against the Administrator in accordance with its terms; except that the enforceability hereof may be subject to (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) and (c) with respect to rights to indemnity hereunder, limitations of public policy under applicable securities laws.

(d)

No Violation.  The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof or thereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the charter or by-laws of the Administrator, or any indenture, agreement or other instrument to which the Administrator is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the knowledge of the Administrator, any order, rule or regulation applicable to the Administrator of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Administrator or its properties.

(e)

No Proceedings.  There are no legal or governmental proceedings or investigations pending against the Administrator or, to its best knowledge, threatened or contemplated against the Administrator or to which the Administrator or any of its subsidiaries is party or of which any property of the Administrator or any of its subsidiaries is the subject, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Administrator or its properties or by any other party:  (i) asserting the invalidity of this Agreement or any of the other Basic Documents, the Notes or the Excess Distribution Certificates, (ii) seeking to prevent the issuance of the Notes or the Excess Distribution Certificates or the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents, (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Administrator of its obligations under, or the validity or enforceability of, this Agreement, any of the other Basic Documents, the Trust, the Notes or the Excess Distribution Certificates or (iv) seeking to affect adversely the Federal or state income tax attributes of the Issuer, the Notes or the Excess Distribution Certificates.

(f)

All Consents.  All authorizations, consents, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by the Administrator in connection with the execution and delivery by the Administrator of this Agreement and the performance by the Administrator of the transactions contemplated by this Agreement have been duly obtained, effected or given and are in full force and effect.

Section 4.2

Liability of Administrator; Indemnities.

(a)

The Administrator shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Administrator under this Agreement.

(b)

The Administrator shall indemnify, defend and hold harmless the Issuer, the Excess Distribution Certificateholders and the Noteholders and any of the officers, directors, employees and agents of the Issuer from and against any and all costs, expenses, losses, claims, actions, suits, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, the gross negligence, willful misfeasance or bad faith of the Administrator in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties hereunder or thereunder.

(c)

The Administrator shall indemnify the Indenture Trustee in its individual capacity and any of its officers, directors, employees and agents against any and all losses, claims, actions, suits, damages, liabilities, costs, penalties, taxes (excluding taxes payable by it on any compensation received by it for its services as Indenture Trustee) or expense (including attorneys’ fees) incurred by it in connection with the performance of its duties under the Indenture and the other Basic Documents.  The Indenture Trustee shall notify the Issuer and the Administrator promptly of any claim for which it, may seek indemnity.  Failure by the Indenture Trustee to so notify the Issuer and the Administrator shall not relieve the Issuer or the Administrator of its obligations hereunder and under the other Basic Documents.  The Administrator shall defend the claim and the Administrator shall not be liable for the legal fees and expenses of the Indenture Trustee after it has assumed such defense; provided, however, that, in the event that there may be a conflict between the positions of the Indenture Trustee and the Administrator in conducting the defense of such claim, the Indenture Trustee shall be entitled to separate counsel the fees and expenses of which shall be paid by the Administrator on behalf of the Issuer.  Neither the Issuer nor the Administrator need to reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee’s own willful misconduct, negligence or bad faith.

(d)

The Administrator shall indemnify the Eligible Lender Trustee (including in its capacity as Interim Eligible Lender Trustee) in its individual capacity and any of its officers, directors, employees and agents against any and all loss, liabilities, actions, suits, claims, damages, costs, penalties, taxes (excluding taxes payable by it on any compensation received by it for its services as trustee) or expense (including attorneys’ fees) incurred by it in connection with the performance of its duties under the Interim Trust Agreement, the Trust Agreement and the other Basic Documents.

(e)

Without limiting the generality of the foregoing, the Administrator shall indemnify the Eligible Lender Trustee in its individual capacity and any of its officers, directors, employees and agents against any and all liability relating to or resulting from any of the following:

(i)

any claim that the Trust Student Loans (or any guarantee with respect thereto) are delinquent, uncollectable, uninsured, illegal, invalid or unenforceable;

(ii)

any claim that the Trust Student Loans have not been made, administered, serviced or collected in accordance with applicable federal and state laws or the requirements of any Guarantor;

(iii)

any claim that any original note or other document evidencing or relating to the Trust Student Loans has been lost, misplaced or destroyed; and

(iv)

any claim for failure to comply with the provisions of 34 CFR Sec. 682.203(b) (other than for the Eligible Lender Trustee’s failure to qualify as an eligible lender under the Act).

(f)

The Eligible Lender Trustee shall notify the Administrator promptly of any claim for which it may seek indemnity.  Failure by the Eligible Lender Trustee to so notify the Administrator shall not relieve the Administrator of its obligations hereunder and under the other Basic Documents.  The Administrator shall defend the claim and the Administrator shall not be liable for the legal fees and expenses of the Eligible Lender Trustee after it has assumed such defense; provided, however, that in the event that there may be a conflict between the positions of the Eligible Lender Trustee and the Administrator in conducting the defense of such claim, the Eligible Lender Trustee shall be entitled to separate counsel the fees and expenses of which shall be paid by the Administrator on behalf of the Issuer.  Neither the Issuer nor the Administrator need reimburse any expense or indemnify against any loss, liability or expense incurred by the Eligible Lender Trustee through the Eligible Lender Trustee’s own willful misconduct, negligence or bad faith.

(g)

The Depositor shall pay reasonable compensation to the Indenture Trustee, the Paying Agent and the Eligible Lender Trustee and shall reimburse the Indenture Trustee, the Paying Agent and the Eligible Lender Trustee for all reasonable expenses, disbursements and advances.

(h)

For purposes of this Section 4.2, in the event of the termination of the rights and obligations of the Administrator (or any successor thereto pursuant to Section 4.3 below) as Administrator pursuant to Section 5.1 below, or a resignation by such Administrator pursuant to this Agreement, such Administrator shall be deemed to be the Administrator pending appointment of a successor Administrator pursuant to Section 5.2 below.

(i)

Indemnification under this Section 4.2 shall survive the resignation or removal of the Eligible Lender Trustee or the Indenture Trustee or the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation.  If the Administrator shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Administrator, without interest.

Section 4.3

Merger or Consolidation of, or Assumption of the Obligations of, Administrator.  Any Person (a) into which the Administrator may be merged or consolidated, (b) which may result from any merger or consolidation to which the Administrator shall be a party or (c) which may succeed to the properties and assets of the Administrator substantially as a whole, shall be the successor to the Administrator without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that the Administrator hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Administrator, if other than Wachovia Bank, executes an agreement that states expressly that such Person assumes to perform every obligation of the Administrator under this Agreement, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 4.1 shall have been breached and no Administrator Default, and no event that, after notice or lapse of time, or both, would become an Administrator Default shall have occurred and be continuing, (iii) the surviving Administrator, if other than Wachovia Bank, shall have delivered to the Eligible Lender Trustee, the Indenture Trustee or the Paying Agent an Officers’ Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 4.3 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction, (iv) unless Wachovia Bank is the surviving entity, such transaction will not result in a material adverse Federal or state tax consequence to the Issuer, the Noteholders or the Excess Distribution Certificateholders and (v) unless Wachovia Bank is the surviving entity, the Administrator shall have delivered to the Eligible Lender Trustee, the Indenture Trustee and the Paying Agent an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Eligible Lender Trustee, the Indenture Trustee and the Paying Agent, respectively, in the Trust Student Loans and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests.  Anything in this Section 4.3 to the contrary notwithstanding, the Administrator may at any time assign its rights, obligations and duties under this Agreement to an Affiliate provided that the Rating Agencies confirm that such assignment will not result in a downgrading or a withdrawal of the ratings then applicable to the Notes.

Section 4.4

Limitation on Liability of Administrator and Others.

(a)

Neither the Administrator nor any of its directors, officers, employees or agents shall be under any liability to the Issuer, the Noteholders or the Excess Distribution Certificateholders, or to the Indenture Trustee, the Paying Agent or the Eligible Lender Trustee except as provided under this Agreement for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that these provisions shall not protect the Administrator or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement.  The Administrator and any of its directors, officers, employees or agents may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

(b)

Except as provided in this Agreement, the Administrator shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to administer the Trust Student Loans and the Trust in accordance with this Agreement and that in its opinion may involve it in any expense or liability; provided, however, that the Administrator may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the other Basic Documents and the rights and duties of the parties to this Agreement and the other Basic Documents and the interests of the Excess Distribution Certificateholders under this Agreement and the Noteholders under the Indenture and under this Agreement.

Section 4.5

Administrator May Own Certificates or Notes.  The Administrator and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of the Excess Distribution Certificates or Notes with the same rights as it would have if it were not the Administrator or an Affiliate thereof, except as expressly provided herein in any other Basic Document.

Section 4.6

Wachovia Bank Not to Resign as Administrator.  Subject to the provisions of Section 4.3 above, Wachovia Bank shall not resign from the obligations and duties imposed on it as Administrator under this Agreement except upon determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law or shall violate any final order of a court or administrative agency with jurisdiction over Wachovia Bank or its properties.  Notice of any such determination permitting or requiring the resignation of Wachovia Bank shall be communicated to the Eligible Lender Trustee, the Indenture Trustee and the Paying Agent at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Eligible Lender Trustee, the Indenture Trustee and the Paying Agent concurrently with or promptly after such notice.  No such resignation shall become effective until the Indenture Trustee or a successor Administrator shall have assumed the responsibilities and obligations of Wachovia Bank in accordance with Section 5.2 below.  Anything in this Section 4.6 to the contrary notwithstanding, the Administrator may resign at any time subsequent to the assignment of its rights, duties and obligations hereunder pursuant to Section 4.3 above.

Section 4.7

Privacy and Security Provisions.  With respect to information that is “non-public personal information” (as defined in the GLB Regulations) that is disclosed or provided by the Trust (or on the Trust’s behalf) to the Administrator in connection with this Agreement, the Administrator agrees, subject to the terms hereof and the limitations of liability set forth herein, that in performing its obligations under this Agreement, the Administrator shall comply with all reuse, redisclosure, or other customer information handling, processing, security, and protection requirements that are specifically required of a non-affiliated third-party processor or master servicer (or subcontractor) under the GLB Regulations and other applicable federal consumer privacy laws, rules, and regulations.  Without limiting the foregoing, the Administrator agrees that:

(a)

the Administrator is prohibited from disclosing or using any “non-public personal information” (as defined in the GLB Regulations) disclosed or provided by the Trust or on the Trust’s behalf to the Administrator, except solely to carry out the purposes for which it was disclosed, including use under an exception contained in 12 CFR sections 40.14 or 40.15 or 16 CFR sections 313.14 or 313.15, as applicable, of the GLB Regulations in the ordinary course of business to carry out those purposes; and

(b)

the Administrator has implemented and will maintain an information security program designed to meet the objectives of the Interagency Guidelines Establishing Standards for Safeguarding Customer Information, Final Rule (12 CFR Part 30, Appendix B) and the Federal Trade Commission’s Standards for Safeguarding Customer Information (16 CFR Part 314).

ARTICLE V

Section 5.1

Administrator Default.  If any one of the following events (an “Administrator Default”) shall occur and be continuing:

(a)

(i) in the event that daily deposits into the Collection Account are not required, any failure by the Administrator to deliver to the Collection Account or the Indenture Trustee, as applicable, for deposit in the Trust Accounts any Available Funds required to be paid on or before the Business Day immediately preceding any Monthly Servicing Payment Date or Distribution Date, or

(ii)

any failure by the Administrator to direct the Paying Agent to make any required distributions from any of the Trust Accounts on any Monthly Servicing Payment Date or Distribution Date,

which failure in case of either clause (i) or (ii) continues unremedied for five Business Days after written notice of such failure is received by the Administrator from the Indenture Trustee or the Eligible Lender Trustee or after discovery of such failure by an officer of the Administrator; or

(b)

any failure by the Administrator duly to observe or to perform in any material respect any other term, covenant or agreement of the Administrator set forth in this Agreement or any other Basic Document, which failure shall (i) materially and adversely affect the rights of Noteholders or the Excess Distribution Certificateholders and (ii) continue unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Administrator by the Indenture Trustee or the Eligible Lender Trustee or (B) to the Administrator, the Indenture Trustee and the Eligible Lender Trustee by the Noteholders or Excess Distribution Certificateholders, as applicable, representing not less than 50% of the Outstanding Amount of the Controlling Class or 50% of the aggregate percentage interest of the Excess Distribution Certificates (including such Excess Distribution Certificate owned by the Depositor); or

(c)

an Insolvency Event occurs with respect to the Administrator;

then, and in each and every case, so long as the Administrator Default shall not have been remedied, either the Indenture Trustee or the Noteholders evidencing not less than 50% of the Outstanding Amount of the Controlling Class by notice then given in writing to the Administrator (and to the Indenture Trustee and the Eligible Lender Trustee if given by the Noteholders) may terminate all the rights and obligations (other than the obligations set forth in Section 4.2 above) of the Administrator under this Agreement.  On or after the receipt by the Administrator of such written notice, all authority and power of the Administrator under this Agreement, whether with respect to the Controlling Class, the Excess Distribution Certificates, the Trust Student Loans or otherwise, shall, without further action, pass to and be vested in the Indenture Trustee or such successor Administrator as may be appointed under Section 5.2 below; and, without limitation, the Indenture Trustee and the Eligible Lender Trustee are hereby authorized and empowered to execute and deliver, for the benefit of the predecessor Administrator, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination.  The predecessor Administrator shall cooperate with the successor Administrator, the Indenture Trustee and the Eligible Lender Trustee in effecting the termination of the responsibilities and rights of the predecessor Administrator under this Agreement.  All reasonable costs and expenses (including attorneys’ fees) incurred in connection with amending this Agreement to reflect such succession as Administrator pursuant to this Section shall be paid by the predecessor Administrator (other than the Indenture Trustee acting as the Administrator under this Section 5.1) upon presentation of reasonable documentation of such costs and expenses.  Upon receipt of notice of the occurrence of an Administrator Default, the Eligible Lender Trustee shall give notice thereof to the Rating Agencies.

Section 5.2

Appointment of Successor.

(a)

Upon receipt by the Administrator of notice of termination pursuant to Section 5.1 above, or the resignation by the Administrator in accordance with the terms of this Agreement, the predecessor Administrator shall continue to perform its functions as Administrator under this Agreement in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the later of (i) the date 120 days from the delivery to the Eligible Lender Trustee and the Indenture Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (ii) the date upon which the predecessor Administrator shall become unable to act as Administrator as specified in the notice of resignation and accompanying Opinion of Counsel (the “Transfer Date”).  In the event of the termination hereunder of the Administrator the Issuer shall appoint a successor Administrator acceptable to the Indenture Trustee, and the successor Administrator shall accept its appointment by a written assumption in form acceptable to the Indenture Trustee.  In the event that a successor Administrator has not been appointed at the time when the predecessor Administrator has ceased to act as Administrator in accordance with this Section, the Indenture Trustee without further action shall automatically be appointed the successor Administrator and the Indenture Trustee shall be entitled to the Administration Fee.  Notwithstanding the above, the Indenture Trustee shall, if it shall be unwilling or legally unable so to act, appoint or petition a court of competent jurisdiction to appoint any established institution whose regular business shall include the servicing of student loans, as the successor to the Administrator under this Agreement.

(b)

Upon appointment, the successor Administrator (including the Indenture Trustee acting as successor Administrator), shall be the successor in all respects to the predecessor Administrator and shall be subject to all the responsibilities, duties and liabilities placed on the predecessor Administrator that arise thereafter or are related thereto and shall be entitled to an amount agreed to by such successor Administrator (which shall not exceed the Administration Fee unless such compensation arrangements will not result in a downgrading or withdrawal of any rating on the Notes or the Excess Distribution Certificates by any Rating Agency) and all the rights granted to the predecessor Administrator by the terms and provisions of this Agreement.

(c)

Notwithstanding the foregoing or anything to the contrary herein or in the other Basic Documents, the Indenture Trustee, to the extent it is acting as successor Administrator pursuant hereto and thereto, shall be entitled to resign to the extent a qualified successor Administrator has been appointed and has assumed all the obligations of the Administrator in accordance with the terms of this Agreement and the other Basic Documents.

Section 5.3

Notification to Noteholders and Certificateholder.  Upon any termination of, or appointment of a successor to, the Administrator pursuant to this Article V, the Eligible Lender Trustee shall give prompt written notice thereof to the Excess Distribution Certificateholders and the Indenture Trustee shall give prompt written notice thereof to Noteholders and the Rating Agencies (which, in the case of any such appointment of a successor, shall consist of prior written notice thereof to the Rating Agencies).

Section 5.4

Waiver of Past Defaults.  The Noteholders of Notes evidencing a majority of the Outstanding Amount of the Controlling Class (or a majority of the aggregate percentage interest of the Excess Distribution Certificateholders, in the case of any default which does not adversely affect the Indenture Trustee or the Noteholders) may, on behalf of all Noteholders and the Excess Distribution Certificateholders, waive in writing any default by the Administrator in the performance of its obligations hereunder and any consequences thereof, except a default in making any required deposits to or payments from any of the Trust Accounts (or giving instructions regarding the same) in accordance with this Agreement.  Upon any such waiver of a past default, such default shall cease to exist, and any Administrator Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

ARTICLE VI

Section 6.1

Termination.

(a)

Optional Purchase of All Trust Student Loans.  The Administrator shall notify the Master Servicer, the Depositor, the Issuer and the Indenture Trustee in writing, within 15 days after the last day of any Collection Period as of which the then outstanding Pool Balance is 10% or less of the Initial Pool Balance, of the percentage that the then outstanding Pool Balance bears to the Initial Pool Balance.  As of the last day of any Collection Period immediately preceding a Distribution Date as of which the then outstanding Pool Balance is 10% or less of the Initial Pool Balance, the Eligible Lender Trustee on behalf and at the direction of the Master Servicer, or any other “eligible lender” (within the meaning of the Higher Education Act) designated by the Master Servicer in writing to the Eligible Lender Trustee and the Indenture Trustee, shall have the option to purchase the Trust Estate, other than the Trust Accounts.  To exercise such option, the Master Servicer shall deposit, pursuant to Section 2.6 above, in the Collection Account an amount equal to the aggregate Purchase Amount for the Trust Student Loans and the related rights with respect thereto, plus the appraised value of any such other property held by the Trust other than the Trust Accounts, such value to be determined by an appraiser mutually agreed upon by the Master Servicer, the Eligible Lender Trustee and the Indenture Trustee, and shall succeed to all interests in and to the Trust; provided, however, that the Master Servicer may not effect such purchase if such aggregate Purchase Amounts do not equal or exceed the Minimum Purchase Amount.  In the event the Master Servicer fails to notify the Eligible Lender Trustee and the Indenture Trustee in writing prior to the acceptance by the Indenture Trustee of a bid to purchase the Trust Estate pursuant to Section 4.4 of the Indenture that the Master Servicer intends to exercise its option to purchase the Trust Estate, the Master Servicer shall be deemed to have waived its option to purchase the Trust Estate as long as the Master Servicer has received 5 business days’ notice from the Indenture Trustee as provided in Section 4.4 of the Indenture.

(b)

Notice.  Notice of any termination of the Trust shall be given by the Administrator to the Eligible Lender Trustee, the Indenture Trustee and the Paying Agent as soon as practicable after the Administrator has received notice thereof.

(c)

Succession.  Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the Excess Distribution Certificateholders shall succeed to the rights of the Noteholders hereunder and the Eligible Lender Trustee shall succeed to the rights of, and assume the obligations of, the Indenture Trustee pursuant to this Agreement and any other Basic Documents.

ARTICLE VII

Section 7.1

Protection of Interests in Trust.

(a)

The Administrator, on behalf of the Depositor, shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interest of the Issuer, the Eligible Lender Trustee and the Indenture Trustee in the Trust Student Loans and in the proceeds thereof.  The Administrator shall deliver (or cause to be delivered) to the Eligible Lender Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

(b)

Neither the Depositor nor the Master Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-507(b) of the UCC, unless it shall have given the Eligible Lender Trustee and the Indenture Trustee at least five days’ prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

(c)

Each of the Depositor and the Master Servicer shall have an obligation to give the Eligible Lender Trustee and the Indenture Trustee at least 60 days’ prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment.  The Master Servicer shall at all times maintain each office from which it shall service Trust Student Loans, and its principal executive office, within the United States of America.

(d)

The Master Servicer shall maintain accounts and records as to each Trust Student Loan accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Trust Student Loan, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Trust Student Loan and the amounts from time to time deposited by the Master Servicer and the sub-servicers in the Collection Account in respect of such Trust Student Loan.

(e)

The Master Servicer shall maintain its computer systems so that, from and after the time of sale of the Trust Student Loans to the Eligible Lender Trustee on behalf of the Issuer, the Master Servicer’s master computer records (including any backup archives) that refer to a Trust Student Loan shall indicate clearly the interest of the Issuer, the Eligible Lender Trustee and the Indenture Trustee in such Trust Student Loan and that such Trust Student Loan is owned by the Eligible Lender Trustee on behalf of the Issuer and has been pledged to the Indenture Trustee.  Indication of the Issuer’s, the Eligible Lender Trustee’s and the Indenture Trustee’s interest in a Trust Student Loan shall be deleted from or modified on the Master Servicer’s computer systems when, and only when, the related Trust Student Loan shall have been paid in full, repurchased or reacquired.

(f)

If at any time the Depositor or the Administrator shall propose to sell, grant a security interest in, or otherwise transfer any interest in student loans to any prospective purchaser, lender or other transferee, the Master Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they refer in any manner whatsoever to any Trust Student Loan, indicate clearly that such Trust Student Loan has been sold and is owned by the Eligible Lender Trustee on behalf of the Issuer and has been pledged to the Indenture Trustee.

(g)

Upon reasonable notice, the Master Servicer shall permit the Indenture Trustee and its agents at any time during normal business hours to inspect, audit and make copies of and abstracts from the Master Servicer’s records regarding any Trust Student Loan.

(h)

Upon request, at any time the Eligible Lender Trustee or the Indenture Trustee have reasonable grounds to believe that such request would be necessary in connection with its performance of its duties under the Basic Documents, the Master Servicer shall furnish to the Eligible Lender Trustee or to the Indenture Trustee (in each case, with a copy to the Administrator), within five (5) Business Days, a list of all Trust Student Loans (by borrower social security number, type of loan and date of issuance) then held as part of the Trust, and the Administrator shall furnish to the Eligible Lender Trustee or to the Indenture Trustee, within 15 Business Days thereafter, a comparison of such list to the list of Trust Student Loans set forth in Schedule A to the Indenture as of the Closing Date, a list of all Trust Student Loans which had Add-On Consolidation Loans as of the end of the Consolidation Loan Add-On Period, and, for each Trust Student Loan that has been removed from the pool of loans held by the Eligible Lender Trustee on behalf of the Issuer, information as to the date as of which and circumstances under which each such Trust Student Loan was so removed.

(i)

The Depositor shall deliver to the Eligible Lender Trustee and the Indenture Trustee:

(i)

promptly after the execution and delivery of this Agreement and of each amendment thereto and on each Transfer Date, an Opinion of Counsel either (1) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Eligible Lender Trustee and the Indenture Trustee in the Trust Student Loans, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (2) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; and

(ii)

within 120 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cutoff Date, an Opinion of Counsel, dated as of a date during such 120-day period, either (1) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Eligible Lender Trustee and the Indenture Trustee in the Trust Student Loans, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (2) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; provided that a single Opinion of Counsel may be delivered in satisfaction of the foregoing requirement and that of Section 3.6(b) of the Indenture.

(j)

Each Opinion of Counsel referred to in subclause (i) or (ii) of clause (i) above shall specify (as of the date of such opinion and given all applicable laws as in effect on such date) any action necessary to be taken in the following year to preserve and protect such interest.

(k)

The Depositor shall, to the extent required by applicable law, cause the Excess Distribution Certificates and the Notes to be registered with the Commission pursuant to Section 12(b) or Section 12(g) of the Exchange Act within the time periods specified in such sections.

ARTICLE VIII

Section 8.1

Independence of the Administrator.  For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Eligible Lender Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder.  Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Eligible Lender Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Eligible Lender Trustee.

Section 8.2

No Joint Venture.  Nothing contained in this Agreement (a) shall constitute the Administrator and either of the Issuer or the Eligible Lender Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (b) shall be construed to impose any liability as such on any of them or (c) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

Section 8.3

Other Activities of Administrator.  Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer, the Eligible Lender Trustee or the Indenture Trustee.

Section 8.4

Powers of Attorney.  The Eligible Lender Trustee and the Indenture Trustee shall upon the written request of the Administrator furnish the Administrator with any powers of attorney and other documents reasonably necessary or appropriate to enable the Administrator to carry out its administrative duties hereunder.

Section 8.5

Amendment.

(a)

This Agreement may be amended from time to time by the parties hereto, without the consent of any Noteholder but with prior written notice to the Rating Agencies, for the purpose of (i) curing any ambiguity, correcting or supplementing any provision which may be inconsistent with any other provision herein, the related prospectus or prospectus supplement or (ii) adding any provisions to or changing in any manner or eliminating any of the provisions herein or modifying in any manner the rights of the Noteholders other than any amendment described in clause (c) below; provided, however, that no such amendment described in either paragraph (i) or (ii) above shall materially adversely affect the interests of the Noteholders.

(b)

An amendment will be deemed not to materially adversely affect the interests of any Noteholder if the party requesting the amendment obtains and delivers to the other parties hereto:

(i)

an Opinion of Counsel to that effect; or

(ii)

a letter from each Rating Agency to the effect that the amendment will not result in a qualification, downgrading or withdrawal of its then-current rating of any class of Notes.

(c)

This Agreement may also be amended from time to time by the parties hereto, with the consent of Noteholders of at least a majority of the aggregate Outstanding Amount of the Controlling Class and with prior written notice to the Rating Agencies, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions herein or modifying in any manner the rights of the Noteholders; provided, however, that no amendment shall:

(i)

increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collections of payments on or in respect of the Trust Student Loans or distributions which are required to be made for the benefit of the Noteholders, or change the Note Rate; or

(ii)

reduce the percentage of the aggregate Outstanding Amount of the Controlling Class, the consent of the holders which is required for any amendments to this Agreement,

without the consent of all holders of the Notes then Outstanding.

(d)

Promptly after the execution of any such amendment, the Eligible Lender Trustee shall furnish written notification of the substance of such amendment to the Excess Distribution Certificateholders, the Indenture Trustee and each of the Rating Agencies.

(e)

It shall not be necessary for the consent of Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

(f)

Prior to the execution of any amendment to this Agreement, the Eligible Lender Trustee and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 7.1(i) above.  The Eligible Lender Trustee and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Eligible Lender Trustee’s or the Indenture Trustee’s, as applicable, own rights, duties or immunities under this Agreement or otherwise.

Section 8.6

Assignment.  Notwithstanding anything to the contrary contained herein, except as provided in Section 4.3 of the Master Servicing Agreement and Section 4.3 of this Agreement, this Agreement may not be assigned by the Depositor, the Administrator or the Master Servicer.  This Agreement may be assigned by the Eligible Lender Trustee only to its permitted successor pursuant to the Trust Agreement.

Section 8.7

Limitations on Rights of Others.  The provisions of this Agreement are solely for the benefit of the Depositor, the Master Servicer, the Issuer, the Indenture Trustee and the Eligible Lender Trustee and for the benefit of the Excess Distribution Certificateholders and the Noteholders, as third party beneficiaries, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

Section 8.8

Assignment to Indenture Trustee.  The Depositor hereby acknowledges and consents to any Grant by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of a security interest in all right, title and interest of the Issuer in, to and under the Trust Student Loans and the assignment of any or all of the Issuer’s rights and obligations under this Agreement, the Contribution Agreement and any Subsequent Contribution Agreement and the Depositor’s rights under the Purchase Agreements and any Subsequent Transfer Agreements to the Indenture Trustee.  The Master Servicer hereby acknowledges and consents to the assignment by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of any and all of the Issuer’s rights and obligations under this Agreement and under the Master Servicing Agreement.

Section 8.9

Nonpetition Covenants.

(a)

Notwithstanding any prior termination of this Agreement, the Master Servicer, the Administrator, the Eligible Lender Trustee, the Indenture Trustee and the Depositor shall not, prior to the date which is 367 days after the payment in full of the Notes, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.  The foregoing shall not limit the rights of the Master Servicer, the Administrator, the Eligible Lender Trustee, the Indenture Trustee and the Depositor to file any claim in, or otherwise take any action with respect to, any insolvency proceeding that was instituted against the Issuer by a Person other than the Master Servicer, the Administrator, the Eligible Lender Trustee or the Depositor.

(b)

Notwithstanding any prior termination of this Agreement, the Master Servicer, the Administrator, the Issuer and the Eligible Lender Trustee shall not, prior to the date which is 367 days after the payment in full of the Notes, acquiesce, petition or otherwise invoke or cause the Depositor to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Depositor under any insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Depositor.  The foregoing shall not limit the rights of the Master Servicer, the Administrator, the Issuer and the Eligible Lender Trustee to file any claim in, or otherwise take any action with respect to, any insolvency proceeding that was instituted against the Issuer by a Person other than the Master Servicer, the Administrator, the Issuer or the Eligible Lender Trustee.

Section 8.10

Limitation of Liability of Eligible Lender Trustee and Indenture Trustee.

(a)

Notwithstanding anything contained herein to the contrary, this Agreement has been executed and delivered by [_______________________________], not in its individual capacity but solely in its capacity as Eligible Lender Trustee of the Issuer, and in no event shall [__________________________________], in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer or the Eligible Lender Trustee hereunder or in any of the certificates, notices or agreements delivered pursuant hereto as to all of which recourse shall be had solely to the assets of the Issuer.

(b)

Notwithstanding anything contained herein to the contrary, this Agreement has been executed and delivered by [_______________________________], not in its individual capacity but solely as Indenture Trustee, and in no event shall [___________________________________] have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

(c)

The rights of and protections of the Indenture Trustee under the Indenture shall be incorporated as though explicitly set forth herein.

Section 8.11

Governing Law.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CONFLICT OF LAW PROVISIONS THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 8.12

Headings.  The Section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

Section 8.13

Counterparts.  This Agreement may be executed in counterparts, each of which when so executed shall together constitute but one and the same agreement.

Section 8.14

Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  Each of the parties named on the signature pages to this Agreement by execution of this Agreement agrees, for the benefit of the Administrator and the other signatories hereto, to be bound by the terms of this Agreement and the other Basic Documents to the extent reference is made in such document to such party.

Section 8.15

Excess Distribution Certificates.  The Excess Distribution Certificateholders, as evidenced by its agreement to accept the rights conferred under the Excess Distribution Certificates, is hereby deemed to accept all obligations of the Depositor under this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

WACHOVIA EDUCATION LOAN FUNDING LLC,
in its capacity as Depositor and as [initial Excess Distribution Certificateholder]

By:

Name:

Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacities as Administrator and Paying Agent

By:

Name:

Title:

WACHOVIA EDUCATION FINANCE INC., in its capacity as Master Servicer

By:

Name:

Title:

WACHOVIA STUDENT LOAN TRUST 20[__]-[__]

By: [___________________________________], not in its individual capacity but solely as Eligible Lender Trustee

By:

Name:

Title:

[_________________________], not in its individual capacity but solely as Eligible Lender Trustee

By:

Name:

Title:

[__________________________________],
not in its individual capacity but solely as Indenture Trustee

By:

Name:

Title: